UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2011

PACIRA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Sylvan Way, Suite 125, Parsippany, New Jersey		07054
(Address of principal executive offices)		(Zip Code)

(973) 254-3560

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restatement of Certificate of Incorporation

On February 8, 2011, in connection with the closing of its initial public offering (the “IPO”), Pacira Pharmaceuticals, Inc., a Delaware corporation (the “Company”), filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Restated Charter”). The Restated Charter became effective on February 8, 2011.

The Restated Charter, among other things: (i) authorizes 250,000,000 shares of common stock; (ii) eliminates all references to the previously existing series of preferred stock; (iii) authorizes 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the board of directors of the Company in one or more series; (iv) prohibits stockholder action by written consent, thereby requiring all stockholder actions to be taken at a meeting of our stockholders; (v) provides that special meetings of stockholders may be called only by the board of directors, the chairman of the board or the chief executive officer; and (vi) amends the provisions relating to indemnification and limitations on liability of directors of the Company.

The foregoing description is qualified in its entirety by reference to the Restated Charter, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Restatement of Bylaws

Effective February 8, 2011, in connection with the closing of the IPO, the Company adopted amended and restated bylaws (the “Restated Bylaws”), which the Company’s board of directors and stockholders previously approved.

The Restated Bylaws, among other things: (i) divide our board of directors into three classes with staggered three-year terms; (ii) prohibit stockholder action by written consent, thereby requiring all stockholder actions to be taken at a meeting of our stockholders; (iii) eliminate the ability of stockholders to call a special meeting of the stockholders; and (iv) establish advance notice requirements for nominations for election to the board of directors or for proposing matters that can be acted upon at stockholder meetings.

The foregoing description is qualified in its entirety by reference to the Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Amended and Restated Certificate of Incorporation of the Company
Exhibit 3.2	Amended and Restated Bylaws of the Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacira Pharmaceuticals, Inc.

Date: February 11, 2011	By:	/s/ James Scibetta
James Scibetta Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation of the Company

Exhibit 3.2	Amended and Restated Bylaws of the Company

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